                                                                      Exhibit 24

                          DIRECTOR'S POWER OF ATTORNEY

         The undersigned director of School Specialty, Inc., a Wisconsin corporation, hereby constitutes and designates each of David J. Vander Zanden and Mary M. Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statements on Form S-8 of School Specialty, Inc. relating to the School Specialty, Inc. Amended and Restated 1998 Stock Incentive Plan and the School Specialty, Inc. 2002 Stock Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to those Forms S-8, generally to do all such things in his name and behalf in his capacity as a director to enable School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to those Forms S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of December, 2002.

                           /s/    Leo C. McKenna
                                  ----------------------
                                  Leo C. McKenna

                          DIRECTOR'S POWER OF ATTORNEY

         The undersigned director of School Specialty, Inc., a Wisconsin corporation, hereby constitutes and designates each of David J. Vander Zanden and Mary M. Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statements on Form S-8 of School Specialty, Inc. relating to the School Specialty, Inc. Amended and Restated 1998 Stock Incentive Plan and the School Specialty, Inc. 2002 Stock Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to those Forms S-8, generally to do all such things in his name and behalf in his capacity as a director to enable School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to those Forms S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of December, 2002.

                           /s/    Jonathan J. Ledecky
                                  ----------------------
                                  Jonathan J. Ledecky

                          DIRECTOR'S POWER OF ATTORNEY

         The undersigned director of School Specialty, Inc., a Wisconsin corporation, hereby constitutes and designates each of David J. Vander Zanden and Mary M. Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for her in her name, place and stead, in any and all capacities, the Registration Statements on Form S-8 of School Specialty, Inc. relating to the School Specialty, Inc. Amended and Restated 1998 Stock Incentive Plan and the School Specialty, Inc. 2002 Stock Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to those Forms S-8, generally to do all such things in her name and behalf in her capacity as a director to enable School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming her signature as it may be signed by said attorney-in-fact to those Forms S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of December, 2002.

                           /s/   Rochelle Lamm
                                 ----------------------
                                 Rochelle Lamm

                          DIRECTOR'S POWER OF ATTORNEY

         The undersigned director of School Specialty, Inc., a Wisconsin corporation, hereby constitutes and designates each of David J. Vander Zanden and Mary M. Kabacinski, with the power of substitution, the true and lawful attorney-in-fact of the undersigned to sign for him in his name, place and stead, in any and all capacities, the Registration Statements on Form S-8 of School Specialty, Inc. relating to the School Specialty, Inc. Amended and Restated 1998 Stock Incentive Plan and the School Specialty, Inc. 2002 Stock Incentive Plan, and any and all amendments (including post-effective amendments) and/or supplements to those Forms S-8, generally to do all such things in his name and behalf in his capacity as a director to enable School Specialty, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to those Forms S-8 and any and all amendments (including post-effective amendments) and/or supplements thereto.

     Dated this 18th day of December, 2002.

                           /s/   Jerome M. Pool
                                 ----------------------
                                 Jerome M. Pool